UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    01/24/02
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

      WASHINGTON                     1-6563                 91-00742146
      State or other               (Commission             (IRS Employer
      jurisdiction of              File Number)            Identification No.)
      incorporation)

                     SAFECO Plaza, Seattle, Washington 98185
              (Address of principal executive officers) (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)

Item 5. Other Events

Christine Mead Joins SAFECO as Chief Financial Officer;
Senior Leadership Team Complete

SEATTLE -- Jan. 24, 2002-- SAFECO (NASDAQ: SAFC) today appointed Christine Mead, a financial executive with a broad background in insurance and public accounting, as its new chief financial officer.

"Christine brings a wealth of success, experience and expertise to our company," said Mike McGavick, SAFECO president and chief executive officer. "She will play a vital role in helping us craft and direct the strategies and initiatives crucial to our continued financial turnaround."

Mead, 46, joins SAFECO from Travelers Insurance where she was senior vice president and chief financial officer for the company's property casualty businesses.

"I'm thrilled to be joining this dynamic leadership team," Mead said. "I've been watching the changes at SAFECO with interest. I'm looking forward to the opportunity to play a role in those turnaround efforts."

Mead's appointment completes SAFECO's senior leadership team. "We've done the work, restructuring and putting together the key pieces," said McGavick. "Christine brings the type of financial leadership we need to help direct this company toward consistent profitable performance."

Prior to joining Travelers in 1989, Mead worked in public accounting with Deloitte, Haskins & Sells in Bristol, England and Price Waterhouse in Philadelphia and Hartford, Conn.

Mead has a B.S. in Accounting from University College in Cardiff, in the United Kingdom and is a Chartered Accountant and a Certified Public Accountant.

Mead replaces Rod Pierson who has retired after 27 years with the company. SAFECO retained Russell Reynolds Associates to search for his replacement.

SAFECO, in business since 1923, is a Fortune 500 company based in Seattle that sells insurance and related financial products through more than 17,000 independent agents and financial advisors. More information about SAFECO is available online at www.safeco.com

             Forward-looking information is subject to risk and uncertainty

Statements made in this report that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this report that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of SAFECO's business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

o The ability to obtain rate increases and non-renew underpriced insurance accounts;
o        Achievement of  premium targets and profitability;
o        Realization of growth and business retention estimates;
o        Decrease in large-commercial premium volume;
o Achievement of expense savings from consolidation of commercial operations;
o        Achievement of overall expense reduction goals;
o Success in implementing a new business entry model for personal and commercial lines;
o Success in obtaining regulatory approval of price tiered products and the use of insurance scores;
o        The ability to freely enter and exit lines of business;
o        Changes in the nature of the property and casualty book of business;
o        Driving patterns;
o        Changes in competition and pricing environments;
o Weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;
o        The occurrence of significant natural disasters, including earthquakes;
o The occurrence of significant disasters, such as the attack on Sept. 11, 2001;
o The occurrence of bankruptcies that result in losses under surety bonds.
o        The adequacy of loss reserves;
o        The availability, pricing and ability to collect reinsurance;
o        The ability to exclude and to reinsure the risk of loss from terrorism;
o        Court decisions and trends in litigation;
o        Legislative and regulatory developments;
o        Rating agency actions;
o The effect of current insurance and credit ratings levels on business production;
o        Availability of bank credit facilities;
o        Fluctuations in interest rates;
o        Performance of financial markets; and
o        General economic and market conditions.

Because insurance rates in some jurisdictions are subject to regulatory review and approval, the achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect the efforts to restore earnings in the property and casualty lines.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFECO CORPORATION
Dated: January 24, 2002                           By: /s/ H. Paul Lowber
                                                  ------------------------------
                                                  H. Paul Lowber
                                                  Vice President, Controller and
                                                  Chief Accounting Officer